Statutory reserve	12 Months Ended
Dec. 31, 2017
Statutory Reserve
23. Statutory reserve

In accordance with the relevant laws and regulations of the PRC, the entities established in the PRC are required to transfer 10% of profits after taxation (in accordance with the accounting regulations of the PRC) to a statutory reserve, until the reserve balance reaches 50% of the entity’s registered capital. The reserve may be used to offset accumulated losses or to increase the registered capital, subject to approval from the PRC authorities, and are not available for dividend distribution to equity owners. As of December 31, 2016 and 2017, total statutory reserves were RMB7.8 million and RMB7.8 million, respectively, which did not reach 50% of the variable interest entity’s registered capital.